UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

SOURCE INTERLINK COMPANIES, INC.
(Exact name of registrant as specified in this charter)

Delaware	001-13437	20-2428299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, including area code:  (239) 949-4450

Not applicable
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On April 25, 2007, Source Interlink Companies, Inc. (the “Registrant”) issued a press release (the “Press Release”) describing selected financial results of the Registrant for the fiscal quarter and fiscal year ended January 31, 2007.  Also, on April 25, 2007, the Registrant held its annual earnings conference call.  The Press Release and transcript of the annual earnings conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.  Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 – Regulation FD Disclosure

The text under Item 2.02 above is hereby incorporated by reference into this Item 7.01.

Item 9.01 – Financial Statements and Exhibits

(d)          Exhibits

99.1                                                   April 25, 2007 Press Release of Source Interlink Companies, Inc.

99.2                                                   Transcript of Conference Call held April 25, 2007

Use of Non-GAAP Financial Information.

The Press Release discloses certain financial measures that are considered non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  Pursuant to the requirements of Regulation G, the Registrant included in its Press Release a reconciliation of non-GAAP financial measures disclosed in the Press Release to the most directly comparable GAAP financial measure.

As used herein, “GAAP” refers to the accounting principles generally accepted in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 27, 2007

SOURCE INTERLINK COMPANIES, INC.

By:	/s/ Marc Fierman
Marc Fierman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                                                   April 25, 2007 Press Release of Source Interlink Companies, Inc.

99.2                                                   Transcript of Conference Call held April 25, 2007